SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                           May 26, 1999 (May 22, 1999)
               (Date of Report (date of earliest event reported))


                                 PHH Corporation
             (Exact name of Registrant as specified in its charter)


       Maryland                      1-7797                     52-0551284
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
    of incorporation or                                  Identification Number)
     organization)

     6 Sylvan Way
    Parsippany, NJ                                               07054
  (Address of principal                                        (Zip Code)
   executive office)




                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
      (Former name, former address and former fiscal year, if applicable)

Item 5.  Other Events


         References to "PHH", "we" and "our" means PHH Corporation and its subsidiaries.

     On May 22, 1999, PHH, PHH Holdings Corporation and Avis Rent A Car, Inc. executed a merger agreement providing for PHH to divest its Fleet segment which includes PHH Vehicle Management Services Corporation, Cendant Business Answers (Europe) PLC; The Harpur Group Ltd.; and Wright Express Corporation for $1.44 billion in cash and $360 million in Convertible Preferred Stock. The transaction is subject to customary regulatory approvals and is expected to close on or about June 30, 1999. The transaction follows a competitive bidding process (auction) undertaken by Chase Securities Inc., PHH's sole financial advisor. PHH will classify its Fleet segment as a discontinued operation in current and prior periods when PHH releases financial information. In 1998, inclusive of Cendant Corporation's contribution of its fuel card business subsidiaries (Wright Express Corporation and The Harpur Group, Ltd.) to PHH, which was accounted for in a manner similar to a pooling of interests, the Fleet segment reported net revenues of $382.6 million and EBTIDA of $172.8 million. With the Fleet segment classified as a discontinued operation, net revenues and EBITDA from continuing operations in 1998 were $807.5 million and $315.5 million, respectively. PHH expects to record an after-tax gain of approximately $920 million from the transaction.

         Reference is made to Exhibit 99.1 herein, which is incorporated herein by reference in its entirety.


Item 7.  Exhibits

Exhibit
   No.            Description
-------           --------------------------------------------------------------

99.1 Press release: Cendant Corporation Announces Completion Of Its Strategic Realignment And Articulates Its Core Operations, dated May 24, 1999.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHH CORPORATION



                                      By:   /s/  Jeanne Murphy
                                           Jeanne Murphy
                                           Senior Vice President and
                                           Corporate Counsel


Date:  May 26, 1999

                                 PHH CORPORATION
                           CURRENT REPORT ON FORM 8-K
                    Report Dated May 26, 1999 (May 24, 1999)



                                  EXHIBIT INDEX


Exhibit
   No.            Description
--------          --------------------------------------------------------------

99.1 Press release: Cendant Corporation Announces Completion Of Its Strategic Realignment And Articulates Its Core Operations, dated May 24, 1999.